UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2024

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Net Asset Value

In accordance with Nuveen Churchill Private Capital Income Fund’s (the “Fund”) valuation policy, the Fund intends to sell its shares on the first business day of each month at an offering price that it believes reflects the net asset value (“NAV”) per share at the end of the preceding month. The table below sets forth the public offering prices for the Fund’s Class I, Class S, and Class D shares of beneficial interest, which was approximately equal to their respective NAV per share.

NAV as of April 30, 2024
Class I shares	$24.63
Class S shares	$24.59
Class D shares	$24.63

As of April 30, 2024, the Fund’s aggregate NAV was approximately $560.3 million, the fair value of its investment portfolio was $702.2 million, and it had $118.9 million in secured borrowings outstanding. For Class I shareholders, the Fund generated a 0.87%, 2.42% and 12.52% total return for the 1-month, 3-months and 12-months ended April 30, 2024, respectively, and a 10.62%1 total return for the period beginning March 30, 2022 (date on which Class I shares were first issued) to April 30, 2024. For Class S shareholders, the Fund generated a 0.79% and 2.16% total return for the 1-month and 3-months ended April 30, 2024, and a 6.11% total return for the period beginning October 2, 2023 (date on which Class S shares were first issued) to April 30, 2024.2 For Class D shareholders, the Fund generated a 0.85% and 2.36% total return for the 1-month and 3-months ended April 30, 2024, and a 6.61% total return for the period beginning October 2, 2023 (date on which Class D shares were first issued) to April 30, 2024.2

Distributions

On May 29, 2024, the Fund’s board of trustees (the “Board”) declared regular distributions for each class of its shares of beneficial interests in the amount per share set forth below. The regular distribution is payable to shareholders of record as of May 31, 2024 and the payment date is on June 28, 2024.

	Gross Regular Distribution	Shareholder Servicing Fee	Net Regular Distribution
Class I shares	$0.200	$—	$0.200
Class S shares	$0.200	$0.017	$0.183
Class D shares	$0.200	$0.005	$0.195

Portfolio Update

As of April 30, 2024, the Fund had debt investments and equity investments in 203 portfolio companies with an aggregate of $708.9 million (at cost) and an average position size of 0.49%.3 As of April 30, 2024, the Fund’s investments consisted of 85.37% first-lien term loans, 7.11% second-lien debt investments, 5.71% mezzanine debt investments, and 1.81% equity investments (at fair value). As of April 30, 2024, on a fair value basis, 89.38% of the Fund’s debt investments bear interest at a floating rate and 10.62% of the Fund’s debt investments bear a fixed rate. As of April 30, 2024, the weighted average yield on the debt and income producing investments at fair value was 10.56%.4

As of April 30, 2024, our portfolio companies had a weighted average reported EBITDA (including all private debt investments and excluding quoted assets) of $76.1 million. Including all quoted assets as of April 30, 2024, our portfolio companies had a weighted average reported EBITDA of $371.1 million. EBITDA amounts are derived from the most recently available portfolio company financial statements and are weighted based on the fair market value of each respective investment as of its most recent valuation.

1 Total returns are annualized for periods longer than one year.
2 Total return excludes the impact of the upfront sales load.
3 Average position size is calculated as a percentage of the total fair value of the Fund's investment portfolio.
4 The weighted average yield of the Fund's debt and income producing securities is not the same as a return on investment for the Fund's shareholders, but rather relates to the Fund's investment portfolio and is calculated before the payment of all of the Fund's and its subsidiary’s fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

The industry composition of the Fund’s portfolio as a percentage of fair value as of April 30, 2024 was as follows:

Industry	April 30, 2024
Aerospace & Defense	1.76%
Automotive	1.14%
Banking, Finance, Insurance, Real Estate	2.34%
Beverage, Food & Tobacco	7.62%
Capital Equipment	4.89%
Chemicals, Plastics, & Rubber	2.17%
Construction & Building	5.95%
Consumer Goods: Durable	3.13%
Consumer Goods: Non-Durable	5.46%
Containers, Packaging & Glass	3.11%
Energy: Electricity	0.31%
Energy: Oil & Gas	1.34%
Environmental Industries	3.46%
Healthcare & Pharmaceuticals	10.99%
High Tech Industries	9.94%
Hotel, Gaming & Leisure	0.50%
Media: Advertising, Printing & Publishing	0.90%
Media: Broadcasting & Subscription	0.64%
Metals and Mining	0.16%
Retail	0.04%
Services: Business	16.47%
Services: Consumer	6.29%
Sovereign & Public Finance	0.93%
Telecommunications	1.90%
Transportation: Cargo	1.70%
Transportation: Consumer	1.70%
Utilities: Electric	0.68%
Utilities: Water	1.04%
Wholesale	3.30%
Media: Diversifed and Production	0.14%
Total	100.00%

The Fund's top ten portfolio companies as of April 30, 2024 were as follows:

Portfolio Company	Industry	% of Fair Value of Investments
Diligent Corporation	High Tech Industries	2.47%
VMG Health	Healthcare & Pharmaceuticals	1.99%
Revision Skincare	Consumer Goods: Non-Durable	1.47%
Spice World	Beverage, Food & Tobacco	1.45%
Service Express	Services: Business	1.42%
Class Valuation	Services: Business	1.39%
Trilon Group	Services: Business	1.39%
Kofile	Services: Business	1.37%
Abrasive Products and Equipment (AP&E)	Energy: Oil & Gas	1.34%
Pacur	Containers, Packaging & Glass	1.19%

Past performance is not necessarily indicative of future performance, and there can be no assurance that the Fund will achieve comparable investment results, or that any targeted returns will be met.

The information presented above is based on the determination of Churchill Asset Management LLC (“Churchill”), in its capacity as the Board's valuation designee (the “Valuation Designee”), as of April 30, 2024 and remains subject to the review and oversight by the Board to determine that the Valuation Designee selected and consistently applied the appropriate valuation methodologies in connection with the Valuation Designee's determination of the fair value of the Fund's portfolio securities. Consequently, the data set forth in the Fund’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2024 may differ from this information, and any such differences may be material. In addition, the information presented above does not include all of the information regarding our financial condition and results of operations that may be important to investors. As a result, investors are cautioned not to place undue reliance on the information presented above. Neither PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed procedures with respect to the financial data contained herein. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

Teachers Insurance and Annuity Association of America, the ultimate parent company of the Fund's investment adviser, may, from time to time, sell a portion of its Class I shares of beneficial interest in the Fund to unaffiliated investors in reliance upon an exemption from registration under the Securities Act of 1933, amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: May 29, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President